                                                                     Exhibit 4.1



SERIES A COMMON STOCK                                      SERIES A COMMON STOCK

Number                                                                    Shares
                                    [LOGO]


                                CCBN.COM, INC.

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                               CUSIP 12500C 10 3

THIS CERTIFIES THAT
                    ------------------------------------------------------------
is the owner of
               -----------------------------------------------------------------


    FULLY PAID AND NONASSESSABLE SHARES OF THE SERIES A COMMON STOCK,
          PAR VALUE $.001 PER SHARE, OF

CCBN.COM, Inc. transferable upon the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware and the to provisions of the Certificate of Incorporation and By-laws of the Corporation, as from time to time amended or restated. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, CCBN.COM, Inc. has caused its facsimile corporate seal and facsimile signatures of its duly authorized officers to be hereunto affixed.


Dated:                                             COUNTERSIGNED AND REGISTERED:
      -----------------                            EQUISERVE TRUST COMPANY, N.A.
                                                    TRANSFER AGENT AND REGISTRAR


                                                   BY
                                                     ---------------------------
                                                     AUTHORIZED SIGNATURE



/s/ Lawrence P. Begley                      /s/ Jeffrey P. Parker
EXECUTIVE VICE PRESIDENT, CHIEF             CHAIRMAN OF THE BOARD OF DIRECTORS
FINANCIAL OFFICER AND TREASURER             AND CHIEF EXECUTIVE OFFICER


                                  [CORPORATE
                                     SEAL]

                                CCBN.COM, INC.

 THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF STOCK. THE CORPORATION WILL FURNISH TO EACH STOCKHOLDER UPON REQUEST WITHOUT CHARGE THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

 The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common               UNIF GIFT MIN ACT     - Custodian
TEN ENT - as tenants by the entireties                        ----            ----
JT TEN  - as joint tenants with right of                     (Cust)          (Minor)
          survivorship and not as tenants    under Uniform Gifts to Minors
          in common                          Act
                                                -------------
                                                  (State)

 Additional abbreviations may also be used though not in the above list.



   For value received,                                   , hereby sell,
                      -----------------------------------
assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
 IDENTIFYING NUMBER OF ASSIGNEE

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                 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                    INCLUDING ZIP CODE, OF ASSIGNEE)

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__________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated:
     -----------------                  ----------------------------------------

                                  NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                  MUST CORRESPOND WITH THE NAME(S) AS WRITTEN
                                  UPON THE FACE OF THE CERTIFICATE IN EVERY
                                  PARTICULAR, WITHOUT ALTERATION OR
                                  ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:
                        --------------------------------------------------------
                        THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
                        AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
                        MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
                        MEDALLION PROGRAM), PURSUANT TO SECURITIES AND EXCHANGE COMMISSION RULE 17Ad-15.